March 24, 2017

IRON Equity Premium Income Fund (the “Fund”)

Supplement to the Prospectus dated January 28, 2017

The Fund has determined to change its distribution policy because it anticipates making quarterly distributions that in the aggregate will approximate from 4% to 5% of the Fund’s net assets on an annual basis. The Fund expects that at times a substantial portion of these distributions may constitute a non-taxable return of capital.

The Dividends and Distributions sub-section in the Dividends, Distributions and Taxes section on page 44 of the prospectus is replaced with the following:

Dividends and Distributions. The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any realized net capital gains. The Fund anticipates making quarterly distributions that in the aggregate will approximate from 4% to 5% of the Fund’s net assets on an annual basis, although the actual amount may vary. The Fund expects that at times a substantial portion of these quarterly distributions will be in amounts in excess of net investment income and realized net short term capital gains, which would constitute a non-taxable return of capital. The Fund expects to distribute any net long term capital gains annually. All distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund.

You should read this supplement in conjunction with the Fund’s prospectus and retain it for future reference.